EXHIBIT 99.1

CNOB January 2019 Investor Presentation

This presentation contains forward - looking statements . Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward - looking . These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases . Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them . Our actual results could differ materially from those anticipated in such forward - looking statements as a result of several factors more fully described under “Risk Factors” in our Annual Report on Form 10 - K, Item 1 A, filed with the Securities and Exchange Commission . Any or all of our forward - looking statements in this presentation may turn out to be inaccurate . The inclusion of this forward - looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved . We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to the risk factors described above and : (1) changes in general economic and financial market conditions ; (2) changes in the regulatory environment ; (3) economic conditions generally and in the financial services industry ; (4) changes in the economy affecting real estate values ; (5) our ability to achieve loan and deposit growth ; (6) the completion of our future acquisitions or business combinations and our ability to integrate the acquired business into our business model ; (7) projected population and income growth in our targeted market areas ; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans . All forward - looking statements are necessarily only estimates of future results and actual results may differ materially from expectations . You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation . Further, any forward - looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward - looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events . Forward Looking Statements

About ConnectOne Bancorp, Inc. o Client first and sense of urgency in every business decision from the top of organization to the bottom Strong Culture Founded in 2005 to capitalize on poor customer service offered to middle market clients by other institutions $6.0* Billion in Total Assets ConnectOne is a high growth, high performing commercial bank serving the NY/NJ metro market 3 o One of the most efficient banks in the U.S. due to structure, leveraging of technology & operating philosophy Best - in - Class Efficiency o 90% of loan portfolio o 65% of deposit base Commercial Focus * Including Greater Hudson Bank merger

Strong Franchise, Attractive Markets Strategically placed offices throughout NY/NJ metro area 4 The market we operate in accounts for approximately $2.5 trillion of the $19 trillion United States GDP Market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market businesses Expansion in the New York Market Densely populated, lucrative markets Strong demand for personalized service amongst small to midsize business owners o Represents approximately 25% of our balance sheet o Office additions in New York located in Manhattan, Long Island, and Astoria, Queens expand reach o Recent acquisition provides immediate presence in Hudson Valley

Efficient Banking Model

One of the Best Efficiency Ratios in the Industry

41%
Operating Efficiency Ratio[1)]

Investments in technology enhance our loan & deposit gathering abilities

$17.4MM
Assets Per Employee

Reflects structural uniqueness of ConnectOne

Peer Median*: $6.5MM

3X

We are ~3x peer median for:
- Deposits per branch office
- Loans per branch office
- Assets per branch office

Locations serve as "business hubs" supporting clients beyond geographic footprint


ConnectOne Bank

Technology offers ability to leverage offices to drive more business within our footprint

*Peer group includes banks and thrifts between $1.0B and $7.5B in assets located in Northeast and Mid-Atlantic regions. Median reflects the most recent 5 quarters of reported results. Data sourced from SNL Financial.
1) Non-GAAP measure, see appendix for a reconciliation of GAAP and non-GAAP measures.

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A History of Growth & Performance 6 *Dollars in billions, except for per share data $4.0 $4.4 $5.1 $5.5 $3.1 $3.6 $4.2 $4.5 $2.8 $3.3 $3.8 $4.1 12/31/15 12/31/16 12/31/17 12/31/18 Assets Loans Deposits $10.51 $11.96 $13.01 $14.42 12/31/15 12/31/16 12/31/17 12/31/18 Tangible Book Value Per Share

High Operating* Performance 7 Technology & Infrastructure ROAA ROATCE EPS Operating Efficiency Ratio * Excludes the impact of charges related to the Bank's taxi medallion portfolio and non - operating items including net gains on sal es of securities, merger expenses, deferred tax valuation charge, and tax benefits on employee share - based awards. See appendix for a reconciliation of GAAP and non - GAAP measures. 1.32% 1.37% 1.37% 1.41% 1.45% 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 15.6% 16.4% 16.6% 16.7% 16.7% 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 $0.51 $0.53 $0.54 $0.57 $0.59 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 38.0% 42.5% 41.8% 42.3% 41.1% 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018

The financial services arena is changing quickly and ConnectOne is an early adopter Empowering our staff with the best possible tools and resources that enhance our excellent reputation for “sense of urgency” with our clients nCino Leading Edge Technology Initiatives Building for the Future 8 o Provides ConnectOne with one of the most efficient and streamlined deposit & loan operating systems in the industry o Supports our best - in - class efficiency metrics and enhances our excellent reputation for “sense of urgency” with our clients Zelle o A consortium of the top banks in the country to provide real - time payments right from your mobile banking app Other Initiatives o One of the first banks to go live on Oracle’s Fusion Cloud based general ledger system o Online account opening o Advanced branch office model

Diversified Loan Portfolio

As of 12/31/18 - $4.5 Billion



Residential/ Consumer 7%
Business Loans 28%
Other CRE 31%
Multifamily 34%

Type	Balance	Percentage
CRE - Retail	$282	6%
CRE - Other / Misc	189	4%
CRE - Land Loan for Future Development	126	3%
CRE - Office	125	3%
CRE - Warehouse / Industrial	111	2%
CRE - Mixed Use	80	2%
CRE - Land Loan (Land Only)	23	<1%
Total CRE - Non-Owner Occupied	**936**	**21%**
Construction - 1 to 4 Family	212	5%
Construction - Multifamily	197	4%
Construction -Other	56	1%
Total Construction	**465**	**10%**
Total CRE - Other	**$1,401**	**31%**

Multifamily - 25 to 64 units	$562	12%
Multifamily - 10 to 24 unit	427	9%
Multifamily - 100 units or more	257	6%
Multifamily - 64 units to 99 units	183	4%
Multifamily - 5 to 9 units	133	3%
Total Multifamily	**$1,562**	**34%**

Type	Balance	Percentage
Warehouse / Industrial	$84	2%
OOC - Retail	80	2%
OOC - Office	73	1%
OOC - Office / Warehouse or Mixed Use	52	1%
OOC - Other	39	1%
Total CRE- Owner Occupied	**328**	**7%**
C&I - Service	285	6%
Commercial - Schools	170	4%
C&I - CRE	154	3%
C&I - Contactors	122	3%
C&I - Other	101	2%
C&I - Transportation	40	1%
C&I - Distribution	35	1%
C&I - Residential 1 to 4 Family	31	1%
Total C&I	**938**	**21%**
Total Business Loans	**$1,266**	**28%**

Residential - 1st Lien	$271	6%
Home Equity and Other	41	1%
Total Residential	**$312**	**7%**

* Based on internal classifications

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C&I C&I Loan Portfolio 10 Technology & Infrastructure Improvements focus on keeping best - in - class service with the pace of work our clients are accustomed to at ConnectOne 25 + Team Members Key hires with focused C&I specialties Note: excludes taxi medallion loans Niche Markets Added capabilities to further serve our niche market segments $396 $469 $554 $735 $897 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 $MM

11 Maintaining a Strong Credit Culture o Disciplined LTV & DSC standards o Loan origination process supported by specialized teams of credit analysts o High quality direct commercial lending o No reliance on participations or wholesale loan purchases o Prudent growth Comprehensive underwriting standards and processes Lending within geographic footprint Multi - faceted stress testing Continued focus on loan monitoring o NY/NJ metro market economically strong and diverse o Every loan tested during underwriting process o Quarterly modeling performed in conjunction with ALCO processes o Annual third - party testing conducted on approximately two - thirds of the portfolio o Team of portfolio managers and loan workout specialists

Deposit Franchise 12 Deposit Composition 12/31/2018 Total Deposits $4.1 Billion 2018 Cost of Total Deposits 1.03% $2,569 $3,093 $3,470 $3,862 Year Ended 2015 Year Ended 2016 Year Ended 2017 Year Ended 2018 Average Total Deposits ($MM) CAGR 15% $537 $625 $681 $746 Year Ended 2015 Year Ended 2016 Year Ended 2017 Year Ended 2018 Average Noninterest - Bearing ($MM) CAGR 12% Demand Noninterest - bearing 19% Demand interest - bearing 21% Money Market 23% Savings 4% Time 33%

Business Generation

Broadening Focus on C&I by Building Business Niches

- Independent Schools Division
  - ~40% of New Jersey Independent Schools are clients
  - Opportunities for expansion into NY, PA & CT
- Municipal Deposits
  - Amongst top 10 banks in New Jersey holding municipal deposits (based on deposit balance)
- Law Firms
  - Newly established Escrow Division – attractive DDA capture
- New Offices
  - For expanded reach

Experienced CRE Lenders & Support Staff

- Focus towards owner-occupied lending

Building a Cash Management Enterprise

- Hiring seasoned specialists
- State of the art products & services

Technology

- Utilizing technology and online tools as an avenue for deposit generation

Building Our Residential Lending Portfolio

- High net worth residential markets supported by strong NYC economy
- Leveraging our asset sensitive balance sheet

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Strongly capitalized o 8.77% TCE at the holding company o 10.78% leverage at bank o 12.75% total risk based at bank ROATCE in excess of 16% Stock buyback and dividend increase under consideration Capital Allocation & Philosophy 14

Merger With Greater Hudson Bank

Solidifying New York Operations and Accelerating Hudson Valley Market Growth


Orange
Putnam
Sussex
NEW JERSEY
Rockland
Westchester
Passaic
Bergen
Morris
Warren
Essex
Bronx
Queens
Kings
Nassau
NEW YORK
Suffolk
Hunterdon
Somerset
Union
Hudson
Richmond
Middlesex
Mercer
Monmouth
ConnectOne Focus Market
- CNOB Branches
- GHDS Branches

- 15+ years of operating history in the Hudson Valley region, with a senior management team that boasts a combined 180+ years of banking experience
- Operates in the Rockland, Orange and Westchester markets
- Niche market focus consisting of Hudson Valley private businesses, municipalities and non-profits combined with a heavy emphasis on personal service to drive business
- Favorable competitive dynamics as market is largely dominated by the larger institutions, leaving tremendous opportunity for community banks catering to middle market businesses
- Last remaining community bank headquartered in Rockland County
- Strong core funding along with a low loan / deposit ratio of 88%[(1)]
- Asset sensitive balance sheet with a NIM in excess of 3.50%[(1)]

Greater Hudson Financial Highlights[(1)]

Total Assets ($MM)	$528.5	Core ROAA[(2)]	0.83%
Gross Loans ($MM)	$376.5	Core ROAE[(2)]	8.18%
Total Deposits ($MM)	$426.6	NIM	3.67%
TCE / TA	10.0%	Yield on Loans	5.59%
NPAs / Total Assets[(3)]	1.01%	Cost of Deposits	1.07%
CRE Concentration	371%	Loans / Deposits	88.3%

Source: SNL Financial

(1) As of and for the quarter ended September 30, 2018.

(2) Core profitability before extraordinary items, less net income attributable to non-controlling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items

(3) NPAs defined as nonaccrual loans and leases and real estate owned, excluding renegotiated loans and leases.

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Strategy & Vision Continued Growth The Company remains well - positioned to execute Achieving Continued Loan and Deposit Growth 16 Increasing & Expanding Commercial Client Relationships Expanding Our Presence in the New York Metro Market Participating in M&A Utilizing a Modern Branch Office Model Continuing to Enhance Digital Channels

“ ,, “ ,, ConnectOne Bank was our recipe for success! Their responsive and creative management team offered us all the necessary ingredients to expand and serve our community of chefs, restaurants & food lovers. Client Testimonials 17 President | James Beard Foundation Susan Ungaro “ ,, The responsiveness and general business acumen of the Executive Management and Client Service teams is unparalleled. I can’t imagine a better bank to partner with to grow our firm. The ConnectOne team responds to client needs with a sense of urgency. The ability to craft timely, custom solutions is extremely valuable in our line of business. Bart Mongelli, ESQ DeCotiis, Fitzpatrick & Cole, LLP They understand construction, from the Chairman to the lending team. This has allowed us to fast track our projects in order to meet the current strong market. “ ,, Ken Hollenbeck Managing Partner | Scarini & Hollenbeck, LLC Joe Cotter Natural Resources

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19 Appendix

Commercial Real Estate Lending Focus 20 o ConnectOne has maintained high levels of CRE concentration for an extended period of time o Our combination of strong organic growth and sound asset quality is our hallmark o We continue to focus on loan diversification – Concentration mitigated by acceleration of our C&I capabilities o Risk management is a center piece of our strategy – Our policies and procedures have stood up to regulatory scrutiny 436% 405% 398% 443% 381% 81% 110% 133% 125% 99% 0% 100% 200% 300% 400% 500% 600% 2014 2015 2016 2017 2018 CRE as a Percentage of Total Risk Based Capital CRE Construction

Loan Funding Metrics 21 Trailing Quarterly Loan Fundings $495 $415 $494 $323 $357 $276 $255 $245 $214 $295 $218 $68 $112 $102 $79 4.50% 4.74% 4.98% 5.27% 5.47% 0.00% 0.75% 1.50% 2.25% 3.00% 3.75% 4.50% 5.25% $- $100 $200 $300 $400 $500 $600 $700 $800 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 Gross Loan Fundings Loans Paidoff Net Growth Average Funding Rate $ MM Note: Pay downs on loans, as shown above, does not include taxi medallion related charge - offs

Credit Quality 22 0.38% 0.42% 0.42% 0.46% 0.44% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 12/31/17 3/31/18 6/30/18 9/30/18 12/31/18 NPAs/Total Assets (excluding taxi) NPAs/Total Assets 1.29% 0.99% 0.96% 0.99% 0.95%

Appendix Reconciliation of GAAP and non - GAAP measures 23

24 Appendix Reconciliation of GAAP and non - GAAP measures (cont.)

25 Appendix Reconciliation of GAAP and non - GAAP measures (cont.)

Appendix

Reconciliation of GAAP and non-GAAP measures (cont.)

	As of				
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	Mar. 31, 2018	Dec. 31, 2017
Asset Quality	(dollars in thousands, except for per share data)				
Nonaccrual taxi medallion loans	$ 28,043	$ 28,482	$ 28,944	$ 29,405	$ 46,765
Nonaccrual loans (excluding taxi medallion loans)	23,812	24,533	20,771	20,631	18,848
Other real estate owned	-	-	1,076	1,076	538
Total nonperforming assets	$ 51,855	$ 53,015	$ 50,791	$ 51,112	$ 66,151
Performing troubled debt restructurings	$ 9,532	$ 11,243	$ 12,827	$ 14,349	$ 14,920
Allowance for loan losses ("ALLL")	$ 34,954	$ 34,749	$ 33,594	$ 32,529	$ 31,748
Loans receivable	$ 4,541,092	$ 4,462,487	$ 4,360,854	$ 4,202,679	$ 4,171,456
Less: taxi medallion loans	28,043	28,482	28,944	29,405	46,765
Loans receivable (excluding taxi medallion loans)	$ 4,513,049	$ 4,434,005	$ 4,331,910	$ 4,173,274	$ 4,124,691
Nonaccrual loans (excluding taxi medallion loans) as a % of loans receivable (excluding taxi medallion loans)	0.53 %	0.55 %	0.48 %	0.49 %	0.46 %
Nonaccrual loans as a % of loans receivable	1.14	1.19	1.14	1.19	1.57
Nonperforming assets as a % of total assets	0.95	0.99	0.96	0.99	1.29
Nonperforming assets (excluding taxi medallion loans) as a % of total assets	0.44	0.46	0.42	0.42	0.38
ALLL as a % of loans receivable	0.77	0.78	0.77	0.77	0.76
ALLL as a % of nonaccrual loans (excluding taxi medallion loans)	146.8	141.6	161.7	157.7	168.4
ALLL as a % of nonaccrual loans	67.4	65.5	67.6	65.0	48.4

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27 Appendix Reconciliation of GAAP and non - GAAP measures (cont.)